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                                ING MUTUAL FUNDS
                                ING Foreign Fund

                      Supplement Dated September 10, 2004
 to the Global and International Equity Funds Classes A, B, C and M Prospectus,
                   Class Q Prospectus and Class I Prospectus
                              Dated March 1, 2004

(1) Effective immediately, the following will be added to the end of the 4th paragraph in the section entitled "ING Foreign Fund - Investment Strategy," on page 6 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus and page 4 of the Class I Prospectus:

            The Fund may invest in derivatives such as futures and swaps as a hedging technique or in furtherance of its investment objective.

(2) Effective immediately, the following will be added in the section entitled "ING Foreign Fund - Risks," on page 6 of the Class A, Class B, Class C and Class M Prospectus and Class Q Prospectus and page 4 of the Class I
      Prospectus:

            RISKS OF USING DERIVATIVES - derivatives are subject to the risk of changes in the market price of the security, credit risk with respect to the counterparty to the derivatives instrument, and the risk of loss due to changes in interest rates. The use of derivatives may reduce returns for the Fund.


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                                ING MUTUAL FUNDS
                                ING Foreign Fund

                       Supplement Dated September 10, 2004
      to the Global and International Equity Funds Statement of Additional
                               Information ("SAI")
                               Dated March 1, 2004

(1) Effective immediately, the following is added after the 1st sentence of footnote 11 on page 46 of the SAI:

            The Foreign Fund may invest up to 25% of its total net assets in derivatives and may invest in futures, options, and swaps for hedging and non-hedging purposes.

(2) Effective immediately the 3rd paragraph on page 67 is hereby deleted in its entirety.

(3) Effective immediately, the 1st sentence of the 5th paragraph in the section entitled "Derivatives" on page 70 of the SAI is hereby deleted and replaced with the following:

            The Fund (other than Foreign Fund), intends generally to limit its use of futures contracts and futures options to "bona fide hedging" transactions, as such term is defined in applicable regulations, interpretations and practice.

(4) Effective immediately, the following is added at the end of the 5th paragraph on page 70 of the SAI:

            The Foreign Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended (the "CEA") and, therefore, who is not subject to registration or regulation as a commodity pool operator under the CEA.

(5) Effective immediately, the 1st sentence of the 6th paragraph on page 71 of the SAI is deleted and replaced with the following:

            In general, the Fund (other than Foreign Fund), intends to enter into positions in futures contracts and related options only for "bona fide hedging" purposes. The Foreign Fund may enter into positions in futures contracts and related options for hedging and non-hedging purposes.

(6) Effective immediately the 1st full paragraph on page 90 of the SAI is hereby deleted and replaced with the following:

            NON-HEDGING STRATEGIC TRANSACTIONS. A Fund's options, futures and swap transactions will generally be entered into for hedging purposes (except in the case of the Foreign Fund, which may enter into options, futures and swap transactions for both hedging and non-hedging purposes) -- to protect against possible changes in the
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            market values of securities held in or to be purchased for the
            Fund's portfolio resulting from securities markets, currency or interest rate fluctuations, to protect the Fund's unrealized gains in the values of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchase or sale of particular securities. Each Fund's net loss exposure resulting from transactions entered into for each purposes will not exceed 5% (except in the case of Foreign Fund, which will not exceed 25%) of the Fund's net assets at any one time and, to the extent necessary, the Fund will close out transactions in order to comply with this limitation. Such transactions are subject to the limitations described above under "Options," "Futures Contracts," and "Interest Rate and Currency Swaps."


               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE